Exhibit 10.8.7

WAIVER AGREEMENT

This Waiver Agreement (this “Agreement”) is entered into as of June 22, 2010, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and SALARY.COM, INC., a Delaware corporation with offices at 160 Gould Street, Needham, Massachusetts 02494 (“Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 10, 2006, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 10, 2006, as affected by a certain Waiver Agreement dated as of June 8, 2008, as amended by a certain First Loan Modification Agreement dated as of August 8, 2008, as further amended by a certain Second Loan Modification Agreement dated as of September 17, 2008, as further amended by a certain Third Loan Modification Agreement dated as of October 8, 2008, as further amended by a certain Fourth Loan Modification Agreement dated as of March 16, 2009, as further amended by a certain Fifth Loan Modification Agreement dated as of June 29, 2009, as further amended by a certain Sixth Loan Modification Agreement dated as of October 15, 2009, and as further affected by a certain Waiver Agreement dated as of April 12, 2010 (as amended and affected, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. WAIVER. Bank hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s failure to comply with the financial covenant set forth in Section 6.7(a) of the Loan Agreement (relative to the requirement that Borrower maintain a certain Adjusted Quick Ratio) as of the months ended March 31, 2010, April 30, 2010 and May 31, 2010. Bank’s waiver of Borrower’s compliance with such covenant shall apply only to the foregoing specific periods.

4. FUTURE CREDIT EXTENSIONS. Borrower agrees that, notwithstanding any terms in the Loan Agreement to the contrary, as of the date hereof and at all times thereafter, Bank shall have no obligation to make any Credit Extension to Borrower. Any Credit Extension made by Bank on or after the date hereof shall be fully-discretionary in each instance and shall not be deemed to be a commitment by Bank to make any future Credit Extension or a waiver by Bank of any of its rights.

5. FEES AND EXPENSES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this Agreement.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 29, 2009, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in providing the waiver set forth herein, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Agreement.

11. COUNTERSIGNATURE. This Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:		BANK:

SALARY.COM, INC.		SILICON VALLEY BANK

By:	/s/ Bryce Chicoyne	By:	/s/ Thomas Kelly
Name:	Bryce Chicoyne	Name:	Thomas Kelly
Title:	Chief Financial Officer	Title:	Vice President

The undersigned, SALARY.COM JAMAICA LIMITED (“Salary.com Jamaica Guarantor”) hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty (the “Guaranty”) dated as of December 19, 2008, executed and delivered by Salary.com Jamaica Guarantor, pursuant to which Salary.com Jamaica Guarantor unconditionally guaranteed the prompt, punctual and faithful payment and performance of all Obligations of Borrower to Bank. In addition, Salary.com Jamaica Guarantor acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

SALARY.COM JAMAICA LIMITED

By:	/s/ Nicholas Camelio
Name:	Nicholas Camelio
Title:	Director and Secretary

The undersigned, SALARY.COM SECURITIES CORPORATION ( “Salary.com Securities Guarantor”) hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of (a) a certain Unconditional Guaranty (the “Guaranty”) dated as of October 8, 2008, executed and delivered by Salary.com Securities Guarantor, pursuant to which Salary.com Securities Guarantor unconditionally guaranteed the prompt, punctual and faithful payment and performance of all Obligations of Borrower to Bank, and (b) a certain Security Agreement (the “Security Agreement”) dated as of October 8, 2008, between Salary.com Securities Guarantor and Bank, pursuant to which Salary.com Securities Guarantor granted Bank a continuing first priority security interest in the Collateral (as the term is defined therein) to secure the payment and performance of the Obligations under the Guaranty in accordance with the terms of the Security Agreement. In addition, Salary.com Securities Guarantor acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

SALARY.COM SECURITIES CORPORATION

By:	/s/ Bryce Chicoyne
Name:	Bryce Chicoyne
Title:	Treasurer

The undersigned, GENESYS SOFTWARE SYSTEMS, INC. (“Genesys Software Systems Guarantor”) hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of (a) a certain Unconditional Guaranty (the “Guaranty”) dated as of March 16, 2009, executed and delivered by Genesys Software Systems Guarantor, pursuant to which Genesys Software Systems Guarantor unconditionally guaranteed the prompt, punctual and faithful payment and performance of all Obligations of Borrower to Bank, and (b) a certain Security Agreement (the “Security Agreement”) dated March 16, 2009, between Borrower and Bank, pursuant to which Genesys Software Systems Guarantor granted Bank a continuing first priority security interest in the Collateral (as the term is defined therein) to secure the payment and performance of the Obligations under the Guaranty in accordance with the terms of the Security Agreement. In addition, Genesys Software Systems Guarantor acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GENESYS SOFTWARE SYSTEMS, INC.

By:	/s/ Bryce Chicoyne
Name:	Bryce Chicoyne
Title:	Treasurer